                               THOMAS S. SMITH
                                (303) 629-3406
                              FAX (303) 629-3450
                         smith.thomas@dorseylaw.com

                               January 8, 2001

Via EDGAR

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      Re:   Cognigen Networks, Inc.
            File No. 000-11730
            Revised Preliminary Proxy Materials for Special Meeting of
Shareholders

Ladies and Gentlemen:

      Enclosed  for filing  are copies  of a revised  preliminary  Notice of
Special  Meeting of Shareholders,  Proxy Statement  and Proxy  to be used in connection with a Special Meeting of Shareholders of Cognigen Networks, Inc.
("Company") to be held in February 2001.  Also accompanying this filing is a letter from the Company responding to the comments of the staff contained in its letters dated November 28 and 29, 2000.

      Please contact me with any comments the Staff may have  on the revised preliminary proxy materials as soon as possible so that the Company can make any changes and proceed with the mailing.

                                          Sincerely yours,

                                          ---------------------------
                                          Thomas S. Smith

TSS/pg
Enclosures
cc:   Cognigen Networks, Inc.
          Attn:  Darrell H. Hughes
          Attn:  David L. Jackson

                               COGNIGEN NETWORKS, INC.
                                     SCHEDULE 14A
                                    (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_|   Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               COGNIGEN NETWORKS, INC.
                   (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title  of  each  class  of  securities  to  which  the   transaction
applies:
-------------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
      (3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:
-------------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
      (5)   Total fee paid:
-------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as  provided  by  Exchange  Act
Rule 0-11(a)(2) and identify the filing
      for  which  the  offsetting  fee  was  paid  previously.   Identify  the
previous filing by registration statement
      number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
-------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
     (3)  Filing Party:
-------------------------------------------------------------------------------
     (4)  Date Filed:
-------------------------------------------------------------------------------

                                                      PRELIMINARY COPY

                               COGNIGEN NETWORKS, INC.
                                7001 Seaview Avenue NW
                                      Suite 210
                              Seattle, Washington 98117

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To be held on February __, 2001

      NOTICE IS HEREBY GIVEN that a Special  Meeting of  Shareholders  (the "Meeting")
of Cognigen Networks,  Inc., a Colorado  corporation (the "Company"),  will be held in the  Special  Events Room on the Second  Floor,  7001  Seaview  Avenue,  NW,  Seattle,
Washington  98117,  on  ____________,  February __, 2001, at 10:00 a.m.,  Pacific Time,
for the purpose of considering and voting upon proposals to:

(1)   adopt an amendment  to Article  THIRD of the  Articles of  Incorporation  of the
            Company to delete any  reference  contained in the current  Article  THIRD to an area of  business  in which the  Company  no longer  engages  and to change the  wording of the  provision  in the current  Article  THIRD that confers  upon  the  Company  all  of the  rights,  powers  and  privileges conferred on Colorado corporations;

(2)   adopt an amendment to Article  FOURTH of the  Articles of  Incorporation  of the
            Company  which,  among other things,  increases the  authorized  shares of common stock of the Company from 50,000,000  shares to 300,000,000  shares of $0.001 par value common stock and  authorizes  20,000,000  shares of no par value preferred stock;

(3)   adopt an  amendment  to Section  (d)(ii) of Article  EIGHTH of the  Articles  of
            Incorporation  of the  Company  to change the vote  required  to amend the
            Articles of Incorporation to a majority of a quorum;

(4)   adopt a new  Article  NINTH of the  Articles  of  Incorporation  of the  Company
            which limits the  liability of the  directors of the Company under certain circumstances;

(5)   authorize  the Board of  Directors  of the Company to adopt an  amendment to the
            Company's  Articles  of  Incorporation  at  such  time  as  the  Board  of
            Directors   deems  it   appropriate   to  effectuate  a   one-for-two,   a
            one-for-three   or  a   one-for-four   reverse   split  of  the  Company's
            outstanding  common  stock,  the exact  reverse  split to be determined by the Board of Directors of the Company; and

(6)   approve the Company's 2000 Incentive and Nonstatutory Stock Option Plan.

      Only  shareholders  of record at the close of business on  January  ___,  2001, are entitled  to  notice  of and to vote  at the  Meeting  and at any  adjournment(s)
thereof.

      The  enclosed  Proxy is  solicited by and on behalf of the Board of Directors of the  Company.  All  shareholders  are  cordially  invited  to attend  the  Meeting  in person.  Whether  you  plan to  attend  or not,  please  date,  sign  and  return  the accompanying  proxy in the  enclosed  return  envelope,  to which no  postage  need be affixed if mailed in the  United  States.  The giving of a proxy will not affect  your right to vote in person if you attend the Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    DAVID L. JACKSON, SECRETARY
Seattle, Washington
January __, 2001

                                                PRELIMINARY COPY

                               COGNIGEN NETWORKS, INC.
                                7001 Seaview Avenue NW
                                      Suite 210
                              Seattle, Washington 98117

                                   PROXY STATEMENT
                           SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON FEBRUARY ___, 2001

      This proxy statement  ("Proxy  Statement") is being furnished in connection with the  solicitation  of proxies by the Board of  Directors  of Cognigen  Networks,  Inc.
(the  "Company") to be used at a Special  Meeting of  Shareholders  (the "Meeting") to
be held in the Special  Events Room on the Second Floor,  7001 Seaview  Avenue,  N.W.,
Seattle, Washington  98117, on ___________,  February ___, 2001, at 10:00 a.m. Pacific
Time, and at any adjournment(s) thereof.

      This  Proxy  Statement  and  the  accompanying  Proxy  will  be  mailed  to  the
Company's shareholders on or about January ___, 2001.

                            REVOCATION AND VOTING OF PROXY

      Any person  signing  and mailing  the  enclosed  Proxy may revoke it at any time before it is voted by: (i) giving  written  notice of the  revocation to the Company's corporate  secretary;  (ii) voting in person at the Meeting;  or (iii) voting again by submitting  a new proxy card.  Only the latest dated proxy card,  including  one which a person may vote in person at the  Meeting,  will count.  If not  revoked,  the Proxy will be voted at the Meeting in  accordance  with the  instructions  indicated  on the
Proxy by the  shareholder,  or, if no  instructions  are  indicated,  FOR the proposed amendments to the Company's  Articles of Incorporation;  FOR approval of a proposal to authorize  the  Board  of  Directors  of the  Company  to adopt  an  amendment  to the
Company's  Articles of  Incorporation  at such time as the Board of Directors deems it appropriate  to effectuate a one-for-two,  a  one-for-three,  a  one-for-four  reverse split of the  Company's  outstanding  common  stock,  the  exact  reverse  split to be determined  by the  Board  of  Directors  of the  Company;  and  FOR  approval  of the
Company's 2000 Incentive and Nonstatutory Stock Option Plan.

                                  SUMMARY TERM SHEET

      One of the proposals  that will be  considered  and voted upon at the Meeting is a proposal to adopt an  amendment to Article  FOURTH of the Articles of  Incorporation
of the Company to increase the Company's  authorized  shares of common  stock.  One of the reasons to increase  the  Company's  authorized  shares of common stock is so that the Company can pay the balance of the  consideration  to be paid in  connection  with
the   acquisition  of  the  assets  of   Inter-American   Telecommunications   Holding
Corporation  ("ITHC").  The  following  is a summary of the  transaction.  The summary does  not  contain  all the  information  that  may be  deemed  to be  important  to a shareholder.  Each  shareholder  should carefully review the entire proxy statement to fully understand the transaction between the Company and ITHC.

      Acquisition.

o     Shareholder  Vote.  The  shareholders  of the Company are being asked to vote to approve  an  amendment  to  Article  FOURTH  of  the  Company's  Articles  of
         Incorporation  to increase  the number of  authorized  shares of common stock of the Company so that the Company  will be able to issue  additional  shares of the Company's  common stock to ITHC in connection  with the acquisition of all of the assets of ITHC by the  Company.  The  Company  currently  does not have a sufficient  number of  authorized  shares of common stock to issue the number of additional shares of common stock to which ITHC is entitled.

o     Consideration.  The  consideration  paid and  payable by the Company to ITHC for the assets consists of:

      -     11,742,953  shares of the  Company's  common stock that were issued at the first closing;

      -     37,298,444  shares of the Company's  common stock that are to be issued at the second closing; and

      -     the  assumption  by the  Company  of all of the  liabilities  of ITHC that existed on August 20, 1999.

      Percentages Owned by ITHC

      As a result of ITHC's receipt of the 11,742,953  shares of the Company's  common stock from the Company and a previous  purchase of 12,602,431  shares of the Company's common stock from four individuals,  ITHC owned 24,345,384  shares, or what would have been  approximately  75.0% of the Company's  outstanding  shares of common stock as of
August  20,  1999.  Subsequently,  150,000  shares  were  transferred  by  ITHC to two persons  who were  affiliated  with CCRI  Corp.  and were  instrumental  in CCRI Corp.
assisting the Company in raising  additional  capital.  In May 2000, ITHC  distributed the  remaining  24,195,354  shares pro rata to its  shareholders.  If the  proposal to adopt the amendment to Article  FOURTH of the Articles of  Incorporation  is approved,
ITHC will receive  37,298,444  shares,  or  approximately  44.2% of the Company's then outstanding  shares of common  stock.  It is  contemplated  that ITHC will  distribute the 37,298,444 shares pro rata to its shareholders.

      Reason for the Acquisition.

      From 1989 to August 20,  1999,  the Company had no business  operations  and had been  seeking a business  opportunity  to  acquire.  On March 11,  1999,  the  Company entered  into an  agreement to acquire all the  outstanding  shares of Price  net.com;
however, this agreement was terminated on March 30, 1999.

      On August 20, 1999,  the Company  acquired all of the assets of ITHC in exchange
for  the  Company's  common  stock.   ITHC  is  engaged  in  marketing  long  distance
telecommunications  services  directly and through the internet.  The directors of the
Company  believed that the  acquisition of the assets of ITHC would enable the Company to be actively  engaged in an existing,  on-going  business  (not a start-up  company)
that the directors of the Company believed had substantial growth potential.

      Fairness of the Acquisition.

      The then directors of the Company  carefully  considered the  acquisition of the assets of ITHC and the  number of shares of the  Company's  stock that would be issued to ITHC in connection with the  acquisition.  The directors  believed that the Company had found a viable,  on-going  business  (not a start-up  company) and that the number of shares  that the  Company  would have to issue to ITHC,  considering  the fact that the  Company  was unable to  complete  an  acquisition  over the past ten  years,  was reasonable  in light of what the  directors  believed was the  potential for growth of the business  acquired.  The directors did not retain a financial  advisor to opine as to the fairness of the transaction.

      Unanimous Director Recommendation.

      The  directors   unanimously   approved  the  transaction  whereby  the  Company
acquired the assets of ITHC and recommend that the  shareholders  approve an amendment to  Article  FOURTH  of the  Company's  Articles  of  Incorporation  to  increase  the authorized  shares of  common  stock of the  Company  so that the  Company  is able to
issue  the  additional   37,298,444  shares  to  ITHC  to  complete  the  acquisition.
However,  if the Company does not increase  the  authorized  number of shares in order to issue the  additional  shares to ITHC,  ITHC could  claim that ITHC did not receive all of the  consideration  it was entitled to in connection  with the  acquisition and claim  damages  from the  Company or attempt to rescind the  transaction.  There is no penalty  imposed  upon the Company if the Company  does not  increase  the  authorized number of shares to complete  the  acquisition.  The  Company has been orally  advised that  shareholders  holding  approximately 50.7% of the  outstanding  shares of common stock of the Company  intend to vote in favor of  increasing  the number of authorized shares of the Company.

      Interest of Directors in the Transaction.

      Just  prior to  August  20,  1999,  Jimmy L.  Boswell  and David G.  Lucas  were directors,  officers  and owners of less than 5% of the  outstanding  common  stock of
ITHC and  David  L.  Jackson  and his wife  were the  directors  and  officers  of the
Company and David L. Jackson was the owner of less than 5% of the  outstanding  common stock of ITHC.  Darrell H. Hughes was employed  after  August 20,  1999,  and obtained approximately  10.5% of the  outstanding  common  stock of ITHC.  As a result of being shareholders of ITHC, Jimmy L. Boswell,  David G. Lucas,  David L. Jackson and Darrell
H. Hughes will benefit from the additional shares to be issued to ITHC.

      Contact Information.

      If you have any  questions  regarding  this  transaction  or any  other  matters discussed in this proxy statement, please contact:

      David L. Jackson
      P.O. Box 9345
      Rancho Santa Fe, California  92067-4345

      Further Information.

      For further  information  pertaining to the transaction  between the Company and
ITHC and the  proposal  to adopt an  amendment  to  Article  FOURTH  of the  Company's
Articles  of  Incorporation,  see  "Changes  in  Control  of  the  Company",  "Certain
Information Pertaining to the Company and ITHC" and "Proposal Number Three."

                                  VOTING SECURITIES

     Voting rights are vested exclusively in the holders of the Company's $0.001 par value common stock with each share entitled to one vote.  Cumulative  voting in the election of directors is not permitted.  Only  shareholders  of record at the close of business on January  ___,  2001,  are  entitled to notice of and to vote at the Meeting or any  adjournments  thereof.  On January  ___,  2001,  the
Company had 47,002,547 shares of common stock outstanding.

                              PRINCIPAL SHAREHOLDERS AND
                           SECURITY OWNERSHIP OF MANAGEMENT

     The  following  table  sets forth as of January  ___,  2001,  the number of shares of the Company's  outstanding  common stock beneficially owned by each of the Company's  current  directors and by each person who is expected to become a director prior to the Meeting,  sets forth the number of shares of the Company's common  stock  beneficially  owned  by all of the  Company's  current  executive officers and  directors  as a group,  and sets forth the number of shares of the
Company's common stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of the Company's common stock, in both cases currently and assuming  additional  shares of the Company's common stock are issued to and distributed by ITHC pro rata to its shareholders:

                                                              Amount and
                                                              Nature of
                                                              Beneficial
                                                              Ownership          Percent of
                                                              Assuming           Class Assuming
                                                              Additional         Additional
                                                              Shares Are         Shares Are
                                                              Issued to and      Issued to and
                              Amount and                      Distributed by     Distributed
                              Nature of                       ITHC Pro Rata      by ITHC
                              Beneficial      Percent of      to its             Pro Rata to Its
Name and Address              Ownership(1)      Class         Shareholders(15)   Shareholders

Jimmy L. Boswell
Suite 304                     2,618,468(3)         5.4%          3,600,003           4.2%
3220 South Higuera Street
San Luis Obispo, CA 93401

Troy D. Carl
6751-B Academy Road, N.E.            -              -                   -              -
Albuquerque, NM 87109

Darrell H. Hughes
Suite 210                     4,148,883(4)         8.5%          8,075,033           9.4%
7001 Seaview Avenue N.W.
Seattle, WA 98117

David L. Jackson
3707 Calle Cortejo            2,460,471(5)         5.1%          3,756,100           4.4%
Rancho Santa Fe, CA 92091

David G. Lucas
Suite 304                     2,618,468(6)         5.4%          3,600,003           4.2%
3220 South Higuera Street
San Luis Obispo, CA
93401

Wilhelm J. Giertsen
Starefossveien                  559,213(2)(7)      1.2%            559,213           0.7%
5019 Bergen
Norway

Mohammed I. Marafi
P.O. Box 104                  2,289,474(2)(8)      4.8%          2,289,474           2.7%
13002 Safat
Kuwait

All current officers and
directors as a group (5      11,844,290(9)        21.7%         21,879,826          23.8%
persons)

Cognigen Corporation
2608 Second Avenue,          12,842,564(10)       27.3%         34,438,663          40.9%
Suite 108
Seattle, Washington 98121

Kevin E. Anderson
2608 Second Avenue,          23,842,864(11)       41.1%         45,438,663          47.7%
Suite 108
Seattle, Washington 98120

Anderson Family Trust #1
2608 Second Avenue,          23,842,864(12)       41.1%         45,438,663          47.7%
Suite 108
Seattle, Washington 98120

Peter Tilyou
2608 Second Avenue,          26,364,156(13)(14)   44.9%         53,553,549          62.2%
Suite 108
Seattle, Washington 98120
   --------------------

      (1)   Except  as  indicated  below,  each  person  has  sole and  voting  and/or investment power over the shares listed.

      (2)   Prior to the meeting,  it  currently is planned that Messrs.  Giertsen and
Marafi will be appointed  directors  of the Company by the five  current  directors of the Company.

      (3)   Includes  1,600,000  shares  underlying an option.  Mr. Boswell  currently owns  approximately  2.6% of the outstanding  common stock of ITHC. If the proposal to adopt the amendment to Article  FOURTH of the Articles of  Incorporation  is approved,
ITHC will be entitled to receive  37,298,444  shares of the  Company's  common  stock.
Mr.  Boswell  does not have sole or shared  voting  and/or  investment  power over the
shares  of  the  Company's  common  stock  owned  by  ITHC.  Therefore,   Mr.  Boswell
disclaims  beneficial  ownership of the  approximate  981,535  shares of the Company's common stock that will be  represented  by Mr.  Boswell's  ownership of  approximately
2.6% of the  outstanding  common  stock of ITHC.  The 981,535  shares are not included in the above table.

      (4)   Includes  1,600,000  shares  underlying an option.  Mr.  Hughes  currently owns  approximately  10.5% of the  outstanding  common stock of ITHC.  If the proposal to adopt  the  amendment  to  Article  FOURTH  of the  Articles  of  Incorporation  is
approved,  ITHC will be entitled  to receive an  additional  37,298,444  shares of the
Company's  common  stock.  Mr.  Hughes  does not have  sole or  shared  voting  and/or investment  power  over  the  shares  of the  Company's  common  stock  owned by ITHC.
Therefore,  Mr. Hughes  disclaims  beneficial  ownership of the approximate  3,926,150 shares  of the  Company's  that  will  be  represented  by Mr.  Hughes'  ownership  of approximately  10.5% of the  outstanding  common stock of ITHC.  The 3,926,150  shares are not included in the above table.

       (5)  Includes  1,600,000  shares  underlying an option.  Mr. Jackson  currently owns  approximately  3.5% of the outstanding  common stock of ITHC. If the proposal to adopt the amendment to Article  FOURTH of the Articles of  Incorporation  is approved,
ITHC will be entitled to receive  37,298,444  shares of the  Company's  common  stock.
Mr.  Jackson  does not have sole or shared  voting  and/or  investment  power over the
shares  of  the  Company's  common  stock  owned  by  ITHC.  Therefore,   Mr.  Jackson
disclaims  beneficial  ownership of the approximate  1,295,629 shares of the Company's common stock that will be  represented  by Mr.  Jackson's  ownership of  approximately
3.5% of the  outstanding  common stock of ITHC. The 1,295,629  shares are not included in the above table.

      (6)   Includes  1,600,000  shares  underlying  an option.  Mr.  Lucas  currently owns  approximately  2.6% of the outstanding  common stock of ITHC. If the proposal to adopt the amendment to Article  FOURTH of the Articles of  Incorporation  is approved,
ITHC will be entitled to receive  37,298,444  shares of the  Company's  common  stock.
Mr.  Lucas  does not have sole or  shared  voting  and/or  investment  power  over the shares of the Company's  common stock owned by ITHC.  Therefore,  Mr. Lucas  disclaims beneficial  ownership  of the  approximate  981,535  shares of the  Company  is common stock that will be represented by Mr. Lucas'  ownership of  approximately  2.6% of the outstanding  common  stock of ITHC.  The 981,535  shares are not included in the above table.

       (7)  Includes 25,000 shares owned by Mr. Giertsen's wife.

       (8)  Includes  1,100,000  shares  underlying a warrant and an option.  Does not include  1,241,472  shares  owned by  companies  in which Mr.  Marafi  has a  minority interest.

       (9)  Includes the shares specified in footnotes (3), (4), (5) and (6) above.

       (10) Cognigen   Corporation   currently   owns   approximately   57.9%  of  the
outstanding  common stock of ITHC.  If the proposal to adopt the  amendment to Article
FOURTH  of the  Articles  of  Incorporation  is  approved,  ITHC will be  entitled  to receive  37,298,444  shares of the Company's  common stock.  Cognigen will be entitled to receive  21,595,799 of the shares.  However,  all of the 37,298,444  shares will be deemed to be beneficially owned by Cognigen  Corporation because Cognigen  Corporation controls ITHC.  The 37,298,444 shares are not included in the above table.

      (11)  Includes the shares owned by Cognigen  Corporation  and 11,000,000  shares of the  Company's  common stock  underlying  an option  owned by the  Anderson  Family
Trust  #1.  Kevin E.  Anderson  has the sole  voting  and  investment  power  over the shares of the  Company's  common  stock owned by ITHC.  Kevin E.  Anderson and members of his  family  are the  beneficiaries  of the  Anderson  Family  Trust #1 which  owns
approximately  98.9%  of  the  outstanding  common  stock  of  Cognigen   Corporation.
Therefore,  Mr.  Anderson may be deemed to beneficially  own the 12,842,864  shares of the Company's common stock that Cognigen Corporation owns.

      (12)  Represents  the  23,842,864  shares that Kevin  Anderson  may be deemed to beneficially own.

      (13)  Includes the shares owned by the Anderson Family Trust #1, 915,080  shares
(2,878,153 shares after the pro rata distribution) owned by Telkiosk, Inc. and 750,000 shares underlying an option owned by Telkiosk, 856,212  shares (3,486,733 shares after the pro rata distribution)  owned  by Combined  Telecommunications  Consultancy,  Ltd.
("CTC") and 1,000,000 shares underlying  an option  owned by CTC. Peter Tilyou  is the sole trustee, but not a beneficiary, of the Anderson Family Trust #1.  As the managing officer/director of CTC and Telkiosk  Mr. Tilyou has voting and investment  power over the shares of the Company's common stock  beneficially owned by CTC and Telkiosk.  Mr.
Tilyou is the beneficial owner of 33% of the outstanding shares of Telkiosk and 25% of the outstanding shares of CTC.

      (14)  The  information  pertaining to the shares of the  Company's  common stock beneficially  owned  by CTC and  Telkiosk  and the  information  pertaining  to  Peter
Tilyou's  relationship  to both and to the  Anderson  Family  Trust #1 is based on the shareholder  records of the Company and  information  provided to the Company by Peter
Tilyou.

      (15)  Includes the shares that Messrs.  Boswell,  Hughes,  Jackson and Lucas and
Cognigen  Corporation  will  receive as  shareholders  of ITHC and includes the shares underlying the options as stated above.

                           CHANGE IN CONTROL OF THE COMPANY

      On August 20, 1999, the Company  completed the first closing of the  acquisition of all of the  assets of ITHC in  exchange  for  29,242,953  shares  of the  Company's common  stock.  On  December  27,  1999,  the  Company  and ITHC agreed that the total number of shares of the  Company's  common  stock  that were to be issued at the first closing  was  11,742,953  shares  rather  than  29,242,953  shares  and that the total number  of  shares  to be  issued by the  Company  to ITHC at the  second  closing  is
37,298,444  shares.  Further,  the Company and ITHC made it clear that the Company was acquiring all of the assets and assuming all of the  liabilities  of ITHC as of August
20, 1999.

      As a result of ITHC's receipt of the 11,742,953  shares of the Company's  common stock and a previous  purchase of 12,602,431  shares of the Company's  common stock by
ITHC from David L.  Jackson,  Patricia  A.  Jackson,  Karrie R.  Jackson,  and Eric J.
Sunsvold,  ITHC owned 24,385,384  shares, or what would have been approximately 75% of the  Company's  outstanding  shares of common stock on August 20, 1999.  Subsequently,
150,000 shares were  transferred by ITHC to two persons who were  affiliated with CCRI
Corp.  and who were  instrumental  in CCRI  Corp.  assisting  the  Company  in raising additional  capital.  The Company  loaned ITHC  $190,000  to purchase  the  12,602,431 shares.  The  loan  has not  yet  been  repaid.  In May  2000,  ITHC  distributed  the remaining  24,195,384  shares pro rata to its  shareholders.  If the proposal to adopt the amendment to Article  FOURTH of the Articles of  Incorporation  is approved,  ITHC will  receive  37,298,444  shares,  or  approximately  44.2%  of  the  Company's  then outstanding  shares of common  stock.  It is  contemplated  that ITHC will  distribute the 37,298,444 shares pro rata to its shareholders.

      Kevin E.  Anderson  and his  family are  beneficiaries  of the  Anderson  Family
Trust #1 which owns  approximately  98.9% of the outstanding  common stock of Cognigen
Corporation.   Cognigen   Corporation   currently  owns  approximately  27.3%  of  the
outstanding  common stock of the Company.  Therefore,  Kevin E. Anderson may be deemed to control the Company.

      The assets of ITHC  consisted of  electronically  archived  customer  data bases consisting of approximately 95,000 individual  residential and business  long-distance telephone  service  subscriber  accounts;  agency,  reseller and other  agreements and
contracts  ITHC  had  with  carriers,   switched  resellers,   unswitched   resellers,
consolidators  or other  providers  of  long-distance  and  local  telephone  service;
ITHC's accounts  receivable,  commissions  receivable,  future commissions that may be
payable  from  any  of  the  carriers,   switched  resellers,   unswitched  resellers,
consolidators  or other  providers  of  long-distance  and  local  telephone  service;
ITHC's computer software, proprietary programs and applications,  computers, monitors,
peripherals,   printers,   copiers,  telephone  PABX  systems,  office  furniture  and
fixtures,   office  leases;   customer  data  bases,  customer  lists  and  print  and
electronic  records relating to customers;  ITHC's  inventories and orders for prepaid telephone cards;  ITHC's new accounts;  ITHC's websites,  pages,  links and agreements as well as  ITHC's  Internet  domains  and email  addresses;  agreements  with  ITHC's agents  and  subagents;  exclusive  use and  control  of the name  "Cognigen"  and its attendant copyright,  trade name and trademark and service mark registrations;  ITHC's intellectual property;  ITHC's lines of credit with carriers,  prepaid card providers,
switched   resellers,   switchless   resellers  and  other   providers  of  local  and
long-distance  phone  service,  ITHC's  cash  and  all of  the  outstanding  stock  of
Inter-American  Telecommunications  Corporation,  a non-operating  subsidiary of ITHC.
The audited  balance sheet of ITHC as of June 30,  1999, and the audited  consolidated statements of operations,  cash flows and changes in stockholders'  equity of ITHC for the period  July 24, 1998  (inception)  through  July 30,  1999,  the audited  balance sheets  of  Cognigen  Corporation  as of June  30,  1999  and  1998  and  the  audited statements  of income and  retained  earnings  and cash flows of Cognigen  Corporation for the two years ended June 30,  1999, the unaudited  consolidated  balance sheets of the Company as of September  30, 2000,  and the unaudited  consolidated  statements of operations  and cash flows for the three  months  ended  September  30, 2000 and 1999, and the audited  consolidated  balance  sheet of the Company as of June 30, 2000,  and the audited  consolidated  statements of  operations  and  consolidated  statements of cash flows of the Company for the year ended  June 30,  2000,  are attached  hereto as
Exhibit A.

                CERTAIN INFORMATION PERTAINING TO THE COMPANY AND ITHC

      As indicated  under the caption  "Change in  Control,"  on August 20, 1999,  the
Company  acquired all of the assets of ITHC in exchange for  11,742,953  shares of the
Company's  common stock that were issued to ITHC and  distributed  by ITHC pro rata to its  shareholders  and  37,298,444  shares of the Company's  common stock that will be issued to ITHC only if the proposal to adopt the  amendment  to Article  FOURTH of the
Articles of  Incorporation  is approved at the Meeting.  Prior to the  acquisition  of
the  assets  of  ITHC,  the  Company  had  no   operations,   no  assets  and  minimal
liabilities.  The audited  balance sheet of ITHC as of June 30, 1999,  and the audited consolidated  statements  of  operations,  cash  flows and  changes  in  stockholders'
equity of ITHC for the period July 24, 1998  (inception)  through July 30,  1999,  the audited  balance  sheets of Cognigen  Corporation as of June 30, 1999 and 1998 and the
audited  statements  of  income  and  retained  earnings  and cash  flows of  Cognigen
Corporation  and unaudited pro forma  financial  information  as of June 30, 1999, for the Company,  ITHC and Cognigen Corporation the unaudited  consolidated balance sheets of the Company as of September  30, 2000,  and the unaudited  consolidated  statements of operations  and cash flows for the three months ended  September 30, 2000 and 1999, and the audited  consolidated  balance  sheet of the Company as of June 30, 2000,  and the audited  consolidated  statements of  operations  and  consolidated  statements of cash flows of the Company for the year ended  June 30,  2000,  are attached  hereto as
Exhibit A.

      The  transaction  between  the Company  and ITHC was  structured  as a stock for assets  transaction  to enable the first  closing to be held  without the  approval of the  Company's  shareholders  so that the Company could  quickly  become  engaged in a business.

      ITHC,  which was  incorporated in July 1998,  acquired the assets it transferred to the Company for a total of $1,600,000 in  promissory  notes,  which were assumed by the Company,  and 7,500 shares of ITHC's common stock.  ITHC  originally  acquired the
assets  in  1998  and  1999  from   Inter-American   Telecommunications   Corporation,
Telkiosk, CTC and Cognigen Corporation, all of which were incorporated in 1998.

      ITHC,  through  its  Cognigen  e-commerce  division,  was a  major  marketer  of long-distance  telecommunications  services.  Operating on the Internet via  thousands of  Web  sites,  the  Cognigen  division  marketed  both  domestic  and  international long-distance  telephone  service as well as prepaid  calling  cards through a network of  approximately  40,000  independent  agents to  approximately  157,000  subscribers worldwide.

      Since 1997,  the Cognigen  division has  experienced  growth in the retail sales it has made for third  parties,  in the size of its agent  force and in the  number of
subscribers  it  has  acquired  and  maintained.   The  Cognigen  division's  Internet
presence  operates  through  proprietary  programs  that  provide for a high volume of visits  with user  friendly  procedures  that  allow  on-line  fulfillment  of service applications.  Typically,  a Cognigen  division  subscriber  is able to apply for, and obtain, discount long-distance service within a matter of hours rather than days.

      The Company  currently  leases  approximately  3,457 square feet of office space at 7001  Seaview  Avenue,  NW, Suite 210,  Seattle,  Washington  98117,  pursuant to a lease  that will  terminate  in  December  2001 and that  currently  requires  monthly
rental  payments  of   approximately   $3,025.   The  Company  also  currently  leases
approximately  1,007 square feet of office space at 6751  Academy  Road,  NE, Suite B,
Albuquerque,  New Mexico 87109,  pursuant to a lease that will terminate in March 2003 and that  currently  requires  monthly  rental  payments of  $1,390.49.  The Company's subsidiary,  Cognigen Switching Technologies,  Inc., leases approximately 1,760 square feet of office  space at 3220  South  Higuera  Street,  Suite  304,  San Luis  Obispo,
California  93401,  pursuant  to a lease  that will  terminate  in April 2002 and that currently requires monthly rental payments of $2,832.20.

      ITHC  had 9  employees  at  the  time  the  ITHC  assets  were  acquired  by the
Company.  The employees  became  employees of the Company.  As of  January ___,  2001, the Company had ___ full-time  employees and ____  part-time  employees.  In addition, as of January ___, 2001, the Company had ___ consultants.

      The  Company's  common stock is quoted on the NASD OTC Bulletin  Board under the symbol "CGNT." The following  table sets forth,  for the periods  indicated,  the high and low  closing  bid  price  quotations  for the  common  stock  as  reported  by the
National Quotation Bureau,  LLC. Such quotations reflect  inter-dealer  prices, but do not  include  retail  mark-ups,  mark-downs  or  commissions  and may not  necessarily represent actual transactions.

                              High Closing      Low Closing
                                  Bid               Bid
                              ------------      -----------

Quarter ended June 30, 2000     $ 1.28125       $   0.75
Quarter ended March 31, 2000      2.625             1.25
Quarter ended December 31,
 1999:                            3.625           0.8125
Quarter ended September 30,
 1999:                            1.00            0.1875

Quarter ended June 30, 1999:    $ 0.30          $  0.125
Quarter ended March 31, 1999:   0.2815           0.03125
Quarter ended December 31,
 1998:                            0.10              0.08
Quarter ended September 30,
 1998:                           0.125            0.0625

      As a result of the  Company's  common stock not being quoted on Nasdaq or listed on an  exchange,  an investor  may find it more  difficult  to dispose of or to obtain accurate  quotations  as to  the  market  value  of the  Company's  common  stock.  In addition,  the  Company  is  subject  to a  rule  promulgated  by the  Securities  and
Exchange  Commission.  The rule provides that various sales practice  requirements are imposed on  broker/dealers  who sell the Company's  common stock to persons other than established  customers  and  accredited  investors.  For these types of  transactions, the  broker/dealer has to make a special  suitability  determination for the purchaser and have  received  the  purchaser's  written  consent  to the  transactions  prior to
sale.  Consequently,   the  rule  may  have  an  adverse  effect  on  the  ability  of broker/dealers  to sell the Company's  common  stock,  which may affect the ability of purchasers to sell the Company's common stock in the open market.

       As of January ___, 2001,  there were  approximately  _____ holders of record of the Company's  common  stock.  The number of record  holders does not include  holders whose  securities  are held in street name.  The closing  price of the common stock on
August 20, 1999,  the date of the closing of the agreement  with ITHC, was $0.7187 per share.  The closing price of the common stock on December  ___,  2000,  was $____.  As of January  ___, 2001, the Company had 47,002,547 shares of common  stock outstanding.

      The Company  has never paid and does not  anticipate  paying any cash  dividends on its common  stock in the  foreseeable  future.  The  Company  intends to retain all earnings for use in the  Company's  business  operations  and in the  expansion of its business.

                            ACTIONS TO BE TAKEN AT MEETING

      The  Meeting  has been called by the  directors  of the Company to consider  and act upon proposals to:

(1)   adopt an amendment  to Article  THIRD of the  Articles of  Incorporation  of the
            Company to delete any  reference  contained in the current  Article  THIRD to an area of  business  in which the  Company  no longer  engages  and to change the  wording of the  provision  in the current  Article  THIRD that confers  upon  the  Company  all  of the  rights,  powers  and  privileges conferred on Colorado corporations;

(2)   adopt an amendment to Article  FOURTH of the  Articles of  Incorporation  of the
            Company  which,  among other things,  increases the  authorized  shares of common stock of the Company from 50,000,000  shares to 300,000,000  shares of $0.001 par value of common stock and  authorizes  20,000,000  shares of no par value preferred stock;

(3)   adopt an  amendment  to Section  (d)(ii) of Article  EIGHTH of the  Articles  of
            Incorporation  of the  Company  to change the vote  required  to amend the
            Articles of Incorporation to a majority of a quorum;

(4)   adopt a new  Article  NINTH of the  Articles  of  Incorporation  of the  Company
            which limits the  liability of the  directors of the Company under certain circumstances;

(5)   authorize  the Board of  Directors  of the Company to adopt an  amendment to the
            Company's  Articles  of  Incorporation  at  such  time  as  the  Board  of
            Directors   deems  it   appropriate   to  effectuate  a   one-for-two,   a
            one-for-three   or  a   one-for-four   reverse   split  of  the  Company's
            outstanding  common  stock,  the exact  reverse  split to be determined by the Board of Directors of the Company; and

(6)   approve the Company's 2000 Incentive and Nonstatutory Stock Option Plan.

      The  holders  of  one-third  of the  outstanding  shares of common  stock of the
Company  present  at the  Meeting  in  person or  represented  by proxy  constitute  a quorum.  To be  approved,  the  proposals  specified  in items  (1)  through  (5) must receive the  affirmative  vote of a majority of the  outstanding  shares.  If a quorum is present,  the proposal  specified in item (6) must receive the affirmative  vote of a  majority  of the  shares  represented  in  person  or by proxy at the  Meeting  and entitled to vote thereon.  Where brokers have not received any instruction  from their clients on how to vote on a  particular  proposal,  brokers are  permitted  to vote on routine  proposals but not on nonroutine  matters.  The absence of votes on nonroutine matters are "broker  nonvotes."  Abstentions  and broker  nonvotes  will be counted as present  for  purposes  of  establishing  a quorum,  will be counted  as  present  for purposes of the proposals and will count as votes against all of the proposals.

                                EXECUTIVE COMPENSATION

      The   following   table   provides   certain   information   pertaining  to  the
compensation  paid by the  Company  and its  subsidiaries  during the  Company's  last three fiscal years for services  rendered by Jimmy L.  Boswell,  Darrell H. Hughes and
David L. Jackson, all of whom were chief executive officers of the Company at  various times  during the fiscal year ended June 30, 2000.

                                    Annual Compensation
                                                                     Long Term
                                                                     Compensation
                                                                     Awards
                     Fiscal                             Other
Name and             Year                               Annual       Securities    All Other
Principal            Ended                              Compen-      Underlying    Compensa-
Position             June 30,     Salary($)   Bonus($)  sation($)    Options(#)    tion($)

David L. Jackson     2000         $ 29,000    --  --    --  --       1,600,000(a)  $24,000(b)
 President and       1999         --  --      --  --    --  --       --  --        --  --
 Treasurer of the    1998         --  --      --  --    --  --       --  --        --  --
 Company until
 August 20, 1999,
 and Vice
 President
 and Secretary
 thereafter

Jimmy L. Boswell     2000         $103,333    --  --    --  --       1,600,000(a)  -- --
President and        1999         --  --      --  --    --  --       --  --        -- --
Chief Operating      1998         --  --      --  --    -- --        --  --        -- --
Officer of the
Company from
August 20, 1999
through June 30,
2000

Darrell H. Hughes    2000         $ 88,542    --  --    --  --       1,600,000(a)  --  --
President since      1999         --  --      --  --    --  --       --  --        --  --
July 2000 and        1998         --  --      --  --    --  --       --  --        --  --
Chief Executive
Officer since
October 13, 1999

      (a)   On  August  25,  1999,  Messrs.  Jackson,  Boswell  and  Hughes  were each granted a five year  option  to  purchase  1,600,000  shares of the  Company's  common stock at an exercise price of $0.46.  Each option is currently  exercisable.  However, the Company  does not have a  sufficient  number of shares for such persons to be able to exercise their options.  The Company is requesting  that its  shareholders  approve an  amendment to the  Company's  Articles of  Incorporation  to increase the number of shares the Company is authorized to issue.

      (b)   The  $24,000  was paid as  consulting  fees prior to the time Mr.  Jackson became an employee of the Company.

                         OPTION GRANTS TO EXECUTIVE OFFICERS

      The following  tables sets forth the individual  grants of stock options made by the  Company  during  the  Company's  fiscal  year  ended  June 30,  2000,  to Messrs.
Jackson, Boswell and Hughes:

                    Number of    Percent of
                    Securities   Total Options
                    Underlying   Granted to
                    Options      Employees in
Name                Granted      Fiscal Year    Exercise Price  Expiration Date

David L. Jackson    1,600,000          25%              $0.46    8/25/2004

Jimmy L. Boswell    1,600,000          25%              $0.46    8/25/2004

Darrell H. Hughes   1,600,000          25%              $0.46    8/25/2004

      The  following  table  provides  information  with  respect  to the  unexercised options to purchase the Company's  common stock held by Messrs.  Jackson,  Boswell and
Hughes as of June 30, 2000, the end of the Company's last fiscal year.

                  Number of Securities
                  Underlying Unexercised            Value of Unexercised In-the-Money
                  Options at Fiscal Year            Options at Fiscal Year End
Name              End Exercisable/Unexercisable     Exercisable/Unexercisable

David L. Jackson  1,600,000 / 0                     $846,000 / $0

Jimmy L. Boswell  1,600,000 / 0                     $846,000 / $0

Darrell H. Hughes 1,600,000 / 0                     $846,000 / $0

      (1)   Calculated by multiplying  the  difference  between the exercise price and the  closing  bid  price  of $1.00  per  share on June  30,  2000,  by the  applicable shares.  Does not give consideration to commissions or other market conditions.

      Messrs.  Jackson,  Boswell and Hughes did not  exercise  any options to purchase shares of the Company's common stock during the fiscal year ended June 30, 2000.

                                 PROPOSAL NUMBER ONE

              APPROVAL OF THE ADOPTION OF AN AMENDMENT TO ARTICLE THIRD
  OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO DELETE ANY REFERENCE TO AN AREA
  OF BUSINESS IN WHICH THE COMPANY NO LONGER ENGAGES AND TO CHANGE THE WORDING THAT
    CONFERS UPON THE COMPANY ALL OF THE RIGHTS POWERS AND PRIVILEGES CONFERRED ON
                                COLORADO CORPORATIONS

      Article  THIRD of the Company's  Articles of  Incorporation  currently  reads as follows:

            "THIRD:     (a)   Purposes.  The nature,  objects and  purposes  for
      which the  corporation  is  organized  are to  engage in the  manufacture,
      assembly,   licensing  and  sale  of  cellular  radio  and  communications
      equipment   and   accessories,   to  engage   generally  in  the  cellular
      communications  business, to invest in real and personal property,  and to engage  in any  other  lawful  activity  permitted  under  the laws of the
      State of  Colorado,  whether or not  connected  with any of the  foregoing objects and purposes,  which is  calculated,  directly or  indirectly,  to promote the  interests of the  corporation  or to enhance the value of its property.

                        (b)   Powers.    In   furtherance   of   the   foregoing
      purposes  the  corporation  shall have and may exercise all of the rights, powers,  and  privileges  now or  hereafter  conferred  upon  corporations organized  under the laws of Colorado.  In addition,  it may do everything necessary,  suitable  or  proper  for  the  accomplishment  of  any of its corporate purposes."

      The Board of Directors of the Company is  recommending  Article THIRD be revised to read as follows:

            "THIRD:  The  corporation  shall  have and may  exercise  all of the
      rights,   powers  and   privileges   now  or  hereafter   conferred   upon
      corporations  organized  under  the laws of  Colorado.  In  addition,  the corporation  may do  everything  necessary,  suitable  or  proper  for the accomplishment  of any of its  corporate  purposes.  The  corporation  may conduct part or all of its  business in any part of  Colorado,  the United
      States or the world and may hold,  purchase,  mortgage,  lease and  convey real and personal property in any of such places."

      The Board of Directors is  recommending  the change in Article THIRD because the
Company is no longer  engaged in the  business  as set forth in  paragraph  (a) of the current Article THIRD.  Under the Colorado  Business  Corporation  Act, the Company is
not  required  to  set  forth  any  specific  business  purpose  in  its  Articles  of
Incorporation  and the  proposed  Article  THIRD  provides a statement  similar to the statement  contained in paragraph  (b) of the current  Article  THIRD of the Company's
Articles  of  Incorporation  in that it confers  upon the  Company  all of the rights, powers and privileges conferred on corporations organized under the laws of Colorado.

      The Company has been orally advised  that  Jimmy L.  Boswell, Darrell H. Hughes,
David L. Jackson,  David G. Lucas,  Wilhelm Giertsen and his wife, Mohammed I. Marafi,
Cognigen Corporation, Telkiosk, CTC and two  employees  of a wholly  owned  subsidiary of  the  Company,  Reginald  W. Einkauf and John D. Miller, intend to vote their total
23,846,069  shares, or  approximately  50.7% of the shares entitled to be voted at the meeting,  for  the  adoption  of  the  amendment  to Article  THIRD of the Articles of
Incorporation  of the Company.  As a result,  the amendment to Article THIRD should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS THAT THE  SHAREHOLDERS  VOTE FOR THE ADOPTION
OF THE AMENDMENT TO ARTICLE THIRD OF THE ARTICLES OF  INCORPORATION  OF THE COMPANY AS
SET FORTH ABOVE.

                                 PROPOSAL NUMBER TWO

       APPROVAL OF THE ADDITION OF AN AMENDMENT TO ARTICLE FOURTH OF THE ARTICLES OF
            INCORPORATION OF THE COMPANY WHICH among other things, increases the authorized shares of common stock of the Company from 50,000,000 shares to
       300,000,000 shares of $0.001 par value common stock and authorizes 20,000,000 shares of no par value preferred stock

      The Board of Directors  of the Company is  recommending  that Article  FOURTH of the Company's Articles of Incorporation be revised to read as follows:

            "FOURTH     (a)   The   aggregate   number  of   shares   which  the
      corporation  shall  have  authority  to issue  is  300,000,000  shares  of
      $0.001 par value common stock ("Common  Stock") and  20,000,000  shares of no par value preferred stock ("Preferred Stock").

                        (b)   Each holder of Common  Stock of record  shall have
      one vote for each  share of Common  Stock  standing  in the  shareholder's name on the books of the  corporation  and  entitled to vote,  except that in the  election of  directors  each holder of Common  Stock shall have as many  votes for each  share of Common  Stock  held by the  shareholder  as there are directors to be elected and for whose  election the  shareholder has a right to vote.  Cumulative  voting  shall  not be  permitted  in the election of  directors  or  otherwise.  All holders of Common  Stock shall vote  together  as a single  class on all  matters as to which  holders of
      Common Stock shall be entitled to vote.

                        (c)   Shares  of  Preferred  Stock  may be  issued  from
      time  to  time  in one or  more  series  as the  Board  of  Directors  may determine,  without shareholder  approval,  as hereinafter  provided.  The
      Board of Directors is hereby  authorized,  by resolution  or  resolutions, to provide  from time to time,  out of the  unissued  shares of  Preferred
      Stock not then  allocated to any series of Preferred  Stock,  for a series of  Preferred  Stock.  Before any shares of any such  series of  Preferred
      Stock are  issued,  the Board of  Directors  shall (i) fix and  determine, and is hereby  expressly  empowered to fix and  determine,  by resolution,
      or  resolutions,   the   designations,   powers,   preferences,   relative
      participating,   optional,  and  other  special  rights,   qualifications,
      limitations,  and  restrictions,  of the  shares of such  series  and (ii)
      make such filings and recordings  with respect  thereto as required by the
      Colorado  Business  Corporation  Act. Each series of Preferred Stock shall be given a distinguishing designation.

            The  Board  of  Directors  is  expressly   authorized  to  vary  the
      provisions  relating to the foregoing  matters  between the various series of  Preferred  Stock.  All  shares of  Preferred  Stock of any one  series shall be  identical  in all  respects  with  all  shares  of such  series, except  that  shares  of any one  series  issued  at  different  times may differ as to the dates from which any  dividends  thereon shall be payable and, if cumulative, shall cumulate.

            Unless  otherwise  provided in the resolution,  or  resolutions,  of the Board of Directors  providing for the issuance thereof,  the number of authorized  shares of any series of  Preferred  Stock may be  increased or decreased  (but not below the number of shares  thereof then  outstanding)
      by resolution,  or resolutions,  by the Board of Directors and appropriate filing and  recording  to the extent  required  by the  Colorado  Business
      Corporation  Act.  In case the  number  of  shares  of any such  series of
      Preferred  Stock  shall  be  decreased,   the  shares   representing  such
      decrease  shall,   unless  otherwise   provided  in  the  resolution,   or
      resolutions,  of  the  Board  of  Directors  providing  for  the  issuance
      thereof,   resume  the  status  of  authorized  but  unissued   shares  of
      Preferred  Stock,  undesignated as to series,  and may be reissued as part of such series or as part of any other series of Preferred Stock.

            Unless  otherwise  provided in the resolution,  or  resolutions,  of the Board of Directors  providing for the issuance thereof,  shares of any series of  Preferred  Stock that shall be issued and  thereafter  acquired by the  corporation  through  purchase,  redemption  (whether  through the operation  of a  sinking  fund or  otherwise),  conversion,  exchange,  or otherwise  shall  have the status of  authorized  and  unissued  shares of
      Preferred  Stock,  undesignated as to series,  and may be reissued as part of such series or as part of any other series of Preferred Stock.

                        (d)   No  holder  of  any  shares  of  the  corporation,
      whether  now  or  hereafter  authorized,  shall  have  any  preemptive  or
      preferential   right  to  acquire   any  shares  or   securities   of  the
      corporation,  including  shares or securities  held in the treasury of the corporation."

      The Board of  Directors is proposing  that the Company  increase the  authorized shares of its common  stock from  50,000,000  shares to  300,000,000  shares of $0.001 par value  common  stock and  authorize  20,000,000  shares of no par value  preferred stock.  The relative  rights and  limitations  of the  outstanding  common stock would remain  unchanged.  As is provided in the current  Article  FOURTH,  the common  stock and  preferred  stock do not and  would  not have  preemptive  rights  and  cumulative voting is not and would not be permitted in the election of directors.

      As of January  ___,  2001,  the  Company had  47,002,547  shares of common stock issued and  outstanding.  In addition,  as described  under  "Change in Control of the
Company,"  the Company  has agreed to issue ITHC an  additional  37,298,444  shares of the  Company's  common  stock at such time as the Company has a  sufficient  number of shares  of  common  stock  authorized  to be  able to  consummate  the  issuance.  The
Company  currently  does not have a sufficient  number of authorized  shares of common stock to issue the  number of  additional  shares  of  common  stock to which  ITHC is entitled.  The  agreement  does not  contain a penalty if the  Company  violates  this agreement.  However,  if the  Company  does not  increase  the  authorized  number  of shares in order to issue the  additional  shares to ITHC,  ITHC could  claim that ITHC did not receive all of the  consideration  it was entitled to in  connection  with the
acquisition   and  claim   damages   from  the  Company  or  attempt  to  rescind  the
transaction.  The Company has agreed to issue an  additional  2,200,000  shares of the
Company's  common  stock to  unaffiliated  parties as  finders'  fees when the Company
issues  the  additional   37,298,444  shares.   Further,  the  Company  currently  has
outstanding  options to purchase 32,400,000  shares of the Company's  common stock and warrants to purchase  1,500,000  shares of the  Company's  common stock that cannot be exercised  until the  Company  has a  sufficient  number  of  shares  of common  stock authorized  to enable the  Company to issue  shares  upon the  exercise of the options and warrants.

      The proposed  increase in the  authorized  common stock has been  recommended by the Board of  Directors  to assure  that an  adequate  supply of  authorized  unissued shares  is  available  for the  above  needs  and for  such  things  as  future  stock dividends  or stock splits or issuances  upon the  exercise of options  granted  under the  Company's  proposed  2000  Incentive  and  Nonstatutory  Stock Option Plan ("2000
Plan").  The  additional  authorized  shares of common stock or preferred  stock could also be used for such  purposes as raising  additional  capital for the  operations of the  Company or  acquiring  other  businesses.  The terms of any  series of  preferred stock to be issued will be dependent  largely on market  conditions  and other factors existing  at the time of  issuance  and  sale.  Except  as  stated  herein,  there are currently no plans or  arrangements  relating to the issuance of any of the additional shares of common stock  proposed to be  authorized  or any shares of preferred  stock.
Such  shares  would  be  available  for  issuance   without   further  action  by  the
shareholders.

      Under  proposed  Article FOURTH of the Articles of  Incorporation,  the Board of
Directors will have the authority to issue  authorized  shares of the preferred  stock in series  and to fix the  number,  designations,  relative  rights,  preferences  and limitations  of the  shares  of  each  series,  subject  to  applicable  law  and  the provisions  of the proposed  Article  FOURTH.  The authority of the Board of Directors includes  the  right to fix for each  series  the  dividend  rate,  redemption  price, liquidation rights, sinking fund provisions, conversion rights and voting rights.

      The  issuance  of  additional  shares of common  stock  may  have,  among  other things,  a dilutive  effect on earnings  per share and on the equity and voting  power of existing  holders of common  stock.  Until the Board of  Directors  determines  the specific  rights,  preferences  and limitations of any shares of preferred stock to be issued,  the actual  effects on the  holders of common  stock of the  issuance of such shares cannot be  ascertained.  However,  such effects might include  restrictions  on dividends  on the  common  stock if  dividends  on  preferred  stock  are in  arrears, dilution  of the  voting  power of the common  stock to the extent  that any series of preferred stock has voting rights,  and reduction of amounts  available on liquidation as a result of any liquidation preference granted to any series of preferred stock.

      The  issuance  of  additional  shares of common  stock by the  Company  also may potentially  have an  anti-takeover  effect  by  making  it more  difficult  to obtain shareholder  approval of various  actions,  such as a merger or removal of management.
Issuance of  authorized  shares of preferred  stock could also make it more  difficult to obtain shareholder approval of such actions as a merger,  bylaw change,  removal of
a  director,   or  amendment  of  the  Articles  of  Incorporation   described  below,
particularly  in light of the  power of the  Board of  Directors  to  specify  certain rights  and  preferences  of the  preferred  stock,  such as  voting  rights,  without shareholder  approval.  All series of the  preferred  stock having  voting  rights and the common  stock  would vote  together  as one class,  unless  otherwise  required by law.  Under the Colorado  Business  Corporation  Act,  the holders of preferred  stock would  generally  be  entitled  to  vote  separately  as a  class  upon  any  proposed amendment  to the  Articles of  Incorporation  or other  corporate  action,  such as a merger,  which would effect an exchange,  reclassification or cancellation of all or a portion of such  preferred  stock or  otherwise  affect the  preferences  or  relative rights of the preferred stock.

      The  increase  in  authorized  shares  of  common  stock  and  authorization  of preferred  stock has not been  proposed for an  anti-takeover-related  purpose and the
Board of Directors and management  have no knowledge of any current  efforts to obtain control of the Company or to effect large accumulations of its common stock.

      Section  (d) of the  revised  Article  FOURTH is the same as section  (e) of the current  Article  FOURTH  except that the heading has been deleted from section (d) of the revised Article FOURTH.

      In addition to increasing  the number of shares of  authorized  common stock and authorizing  shares of preferred  stock,  the revised  Article FOURTH does not include two provisions  that are in the current  Article  FOURTH.  The first provision that is not included in the revised Article FOURTH reads as follows:

            "(f)  Distribution   in   Liquidation.    Upon   any    liquidation,
      dissolution  or winding up of the Company,  and after paying or adequately providing  for the payment of all its  obligations,  the  remainder of the assets  of the  corporation  shall be  distributed,  either  in cash or in kind, pro rata to the holders of the common stock."

      Section  7-114-105  of the  Colorado  Business  Corporation  Act  provides  what happens  upon the  dissolution  of a Colorado  corporation  so that Section (f) of the current Article FOURTH is not necessary.

      The second  provision  that is not included in the revised  Article FOURTH reads as follows:

            "(g)  Partial  Liquidation.  The Board of Directors  may,  from time to time,  distribute to the  shareholders in partial  liquidation,  out of stated capital,  or capital surplus of the  corporation,  a portion of its assets, in cash or property,  subject to the limitations  contained in the statutes of Colorado."

      Section   7-106-401   of  the   Colorado   Business   Corporation   Act  governs
distributions  to  shareholders  so that Section (g) of the current  Article FOURTH is not necessary.

      The  Company  has been  orally advised that Jimmy L. Boswell, Darrell H. Hughes,
David L. Jackson,  David G. Lucas,  Wilhelm Giertsen and his wife, Mohamme  I. Marafi,
Cognigen  Corporation, Telkiosk, CTC and two employees  of a wholly  owned  subsidiary of the  Company,  Reginald W.  Einkauf  and John D. Miller, intend to vote their total
23,846,069  shares,  or approximately  50.7% of the shares entitled to be voted at the meeting, in favor of the adoption of the amendment to Article  FOURTH of the  Articles of Incorporation of the Company.  As a result,  the amendment to Article FOURTH should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE FOR THE ADOPTION OF
THE AMENDMENT TO ARTICLE FOURTH TO THE ARTICLES OF INCORPORATION AS SET FORTH ABOVE.

                                PROPOSAL NUMBER THREE

             APPROVAL OF THE ADOPTION OF AN AMENDMENT TO SECTION (d)(ii)
  OF ARTICLE EIGHTH OF THE ARTICLES OF INCORPORATION TO CHANGE THE VOTE REQUIRED TO
            AMEND THE ARTICLES OF INCORPORATION TO A MAJORITY OF A QUORUM

      Section  (d)(ii) of Article  EIGHTH of the Company's  Articles of  Incorporation
currently reads as follows:

            "(ii) When,  with respect to any action to be taken by  shareholders
      of  this   Corporation,   the  laws  of  Colorado   require  the  vote  or
      concurrence  of the holders of two-thirds of the  outstanding  shares,  of the shares  entitled  to vote  thereon,  or of any class or  series,  such action  may be taken  by the vote or  concurrence  of a  majority  of such shares or class or series thereof."

      The Board of Directors of the Company is  recommending  that Section  (d)(ii) of
Article EIGHTH be revised to read as follows:

            "(ii) Except as bylaws adopted by the  shareholders  may provide for a greater voting  requirement  and except as is otherwise  provided by the
      Colorado  Business  Corporation  Act with  respect  to action on a plan of merger or share exchange,  on the disposition of substantially  all of the
      property  of  the   corporation,   on  the  granting  of  consent  to  the
      disposition  of property by an entity  controlled by the  corporation  and on the dissolution of the  corporation,  action on a matter other than the election of  directors  is  approved  if a quorum  exists and if the votes cast favoring the action  exceed the votes cast  opposing the action.  Any
      bylaw   adding,   changing  or   deleting  a  greater   quorum  or  voting
      requirement for  shareholders  shall meet the same quorum  requirement and be adopted by the same vote  required to take action  under the quorum and voting  requirements  then in effect or proposed to be adopted,  whichever are greater."

      If the  amendment to Section  (d)(ii) of Article  EIGHTH is adopted,  one change
will  be  that   abstentions  will  be  treated  as  abstentions   whereas   currently
abstentions  are treated as negative votes.  Currently,  for those proposals where the affirmative  vote of two-thirds of the outstanding  shares is required,  an abstention is not an affirmative  vote and,  therefore,  is treated as a negative vote. Under the proposed  amendment,  the vote on an  action  other  than an  action  set forth in the proposed  Section  (d)(ii) of the  Article  EIGHTH  will be able to be approved if the
votes  cast   favoring  the  action   exceed  the  votes  cast  opposing  the  action.
Abstentions  will have no  effect on the vote  because  they will only be  counted  to determine  whether or not a quorum  exists and not as  negative  votes.  The  proposed
Section  (d)(ii)  will make it easier for the  holders of a block of the common  stock of the Company to approve a proposal.

      If the  amendment  to Section  (d)(ii) of Article  EIGHTH is  adopted,  the only other  substantive  change  will be  that  amendments  to the  Company's  Articles  of
Incorporation  will be  able  to be  adopted  by a  majority  of a  quorum,  which  is currently one-third of the outstanding  shares,  rather than having to be adopted by a majority of the  outstanding  shares.  If adopted,  the  amendment to Section  (d)(ii)
will make it easier for the  holders  of a  controlling  block of the common  stock of the Company to adopt  amendments to the Articles of  Incorporation of the Company that could be detrimental to the other  shareholders.  The amendment to Section  (d)(ii) of
Article EIGHTH of the Articles of Incorporation  will enable the Company,  as a public company,  to more  easily  obtain  the vote  necessary  to adopt an  amendment  to the
Company's Articles of Incorporation in the future.

      Under  the  Colorado  Business   Corporation  Act,  amendments  to  articles  of
incorporation  require the  approval  of the holders of a majority of a quorum  unless the  articles of  incorporation,  bylaws  adopted by the  shareholders  or the persons
proposing  the  amendment   require  a  greater  vote.   The  Company's   Articles  of
Incorporation  currently  require the vote of a majority of the outstanding  shares of common stock of the Company to amend,  repeal or adopt  provisions  to the Articles of
Incorporation.  The requirement set forth in the Company's  Articles of  Incorporation was in  accordance  with the  Colorado  Corporation  Code  which was  replaced  by the
Colorado Business Corporation Act in 1994.

      It is proposed to amend the Company's  Articles of  Incorporation  to permit the stockholders  from  time  to  time to  amend  the  Articles  of  Incorporation  by the affirmative  vote of the  holders  of a  majority  of a quorum  present  at a  meeting rather than a majority of the outstanding  shares of common stock.  Assuming  adoption of the proposed  amendment,  future amendments would generally require the affirmative vote of 16.7% of the  outstanding  shares of common  stock  instead  of the  currently required  50.1%  vote,  thus  reducing  by 33.4% the  stockholder  vote  required  for amendments.

      The Board of Directors  believes that the proposed  reduction in the stockholder vote  requirement for amending the Articles of  Incorporation  would offer the Company greater  flexibility and ease in taking advantage of corporate  developments which may be in the best  interests  of the Company  and its  stockholders.  The reduced  voting requirement  could  also  enable  the  Company  to  effect  future  amendments  to the
Articles  of  Incorporation  at  a  lower  cost  to  the  Company  by  reducing  proxy solicitation expenses and management time requirements.

      Although   the  Board  of  Directors   does  not   consider  the   amendment  an
anti-takeover  measure,  the proposed  amendment could be viewed as having the effects of  such a  measure  because  the  adoption  of the  reduced  voting  requirement  may increase  the  likelihood  that  the  Board  of  Directors  could  obtain  stockholder
approval  for  anti-takeover  amendments  to  the  Articles  of  Incorporation.   Such
amendments,  if proposed  and  adopted,  could have the effect of enabling the Company to  discourage  or make  more  difficult  an  attempt  by  another  person  to  remove incumbent  management or to acquire  control of the Company in a  transaction  which a majority of stockholders  might deem in their best interests.  However,  the Company's
Board of Directors  believes that such  possibilities at this time are remote and that the  advantages  in  making  it  easier  and less  costly  in  soliciting  stockholder approval of actions  which might be proposed by the Board of Directors  outweighs  any possible anti-takeover impact.

      The  Company  has been  orally  advised  that  Jimmy L.  Boswell,  Troy D. Carl,
Darrell H. Hughes,  David L. Jackson,  David G. Lucas,  Wilhelm Giertsen and his wife,
Mohammed  I.  Marafi,  Cognigen  Corporation,  Telkiosk,  CTC and two  employees  of a wholly  owned  subsidiary  of the Company,  Reginald W.  Einkauf and  John  D. Miller,
intend to vote their total  23,846,069  shares, or  approximately  50.7% of the shares entitled to be voted at the  meeting,  in favor of the  adoption of the  amendment  to
Section  (d)(ii) of Article  EIGHTH of the Articles of  Incorporation  of the Company.
As a result, the amendment to Article EIGHTH should be adopted.

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE IN  FAVOR OF THE
ADOPTION OF THE  AMENDMENT  TO SECTION  (d)(ii) OF ARTICLE  EIGHTH OF THE  ARTICLES OF
INCORPORATION OF THE COMPANY AS SET FORTH ABOVE.

                                 PROPOSAL NUMBER FOUR

                APPROVAL OF THE ADOPTION OF A NEW ARTICLE NINTH TO THE
 ARTICLES OF INCORPORATION WHICH LIMITS THE LIABILITY OF THE DIRECTORS OF THE COMPANY
                             UNDER CERTAIN CIRCUMSTANCES

      The Board of  Directors  of the  Company is  recommending  that the  Articles of
Incorporation of the Company be amended to add the following Article NINTH:

            "NINTH:  A  director  of the  corporation  shall  not be  personally liable to the  corporation  or to its  shareholders  for monetary  damages for  breach of  fiduciary  duty as a  director.  However,  this  provision shall  not  eliminate  or  limit  the  liability  of  a  director  to  the
      corporation  or  to  its  shareholders  for  monetary  damages   otherwise
      existing  for (i) any  breach of the  director's  duty of  loyalty  to the corporation  or to its  shareholders;  (ii) acts or omissions  not in good faith or which involve  intentional  misconduct or a knowing  violation of law;  (iii) acts specified in Section  7-108-403 of the Colorado  Business
      Corporation  Act,  as it may be  amended  from  time to time;  or (iv) any transaction  from which the director  directly or  indirectly  derived any improper  personal benefit.  If the Colorado  Business  Corporation Act is hereafter  amended  to  eliminate  or limit  further  the  liability  of a
      director,   then,  in  addition  to  the  elimination  and  limitation  of liability  provided  by the  preceding  sentence,  the  liability  of each director  shall be eliminated or limited to the fullest  extent  permitted by the  Colorado  Business  Corporation  Act as so amended.  Any repeal or modification  of this Article NINTH shall not  adversely  affect any right or protection of a director of the  corporation  under this Article NINTH, as in  effect  immediately  prior to such  repeal  or  modification,  with respect to any  liability  that would have  accrued,  but for this Article
      NINTH,  prior to such repeal or  modification.  Nothing  contained  herein will be construed to deprive any director of the  director's  right to all defenses  ordinarily  available to a director nor will anything  herein be construed  to deprive any  director of any right the director may have for contribution from any other director or other person."

      Section  7-108-402 of the Colorado  Business  Corporation  Act permits  Colorado corporations  to include in their articles of  incorporation  a provision  eliminating
or  limiting  the  personal   liability  of  directors  to  the   corporation  or  its
shareholders  for  monetary  damages for certain  breaches  of the  fiduciary  duty of directors.  This  section is intended,  among other  things,  to  encourage  qualified individuals  to  serve  as  directors  of  Colorado  corporations.  Article  NINTH  is designed  to take  advantage  of this  section of the  Colorado  Business  Corporation
Act.

      In performing  their duties,  directors of a Colorado  corporation owe fiduciary obligations  to the  corporation  they  serve and its  shareholders.  These  fiduciary obligations  include the duty of care and the duty of loyalty.  In simple  terms,  the duty of care  requires  that  directors  exercise  the care that an  ordinary  prudent person would exercise under similar  circumstances  and the duty of loyalty  prohibits faithlessness  and  self-dealing.  The so-called  business judgment rule is a specific application  of this  directorial  standard  of conduct to a  situation  where,  after reasonable  investigation,  disinterested directors adopt a course of action which, in good faith, they honestly and reasonably believe will benefit the corporation.

      The  business  judgment  rule was and is  designed  to  protect  directors  of a corporation  from personal  liability to the corporation or its  shareholders if their
business   decisions  are  subsequently   challenged.   This  rule  shields  corporate
decision  makers and their  decisions  where the five elements of the rule--a  business decision,  disinterestedness,  due care,  good  faith and no abuse of  discretion  are present.  However,  as a practical  matter,  due to the expense of defending  lawsuits and the frequency in which  unwarranted  litigation is brought  against  directors and officers of  corporations,  and due to the  inevitable  uncertainties  with respect to the  application  of the  business  judgment  rule to a  particular  set of facts  and circumstances,  directors of a  corporation  must either rely upon  indemnity  from or insurance  procured by the  corporation to defend such lawsuits.  Therefore,  although the  business  judgment  rule  protects  directors  from  personal  liability  to  the corporation and its  shareholders,  unless such indemnity  provisions and/or insurance are available,  directors could find themselves faced with the  extraordinary  expense of  defending  themselves  in  litigation  brought by a  shareholder  who  questions a decision  of a director  based upon an  objective  after-the-fact  examination  of the facts and circumstances.

      The  Colorado   legislature   has   recognized   that  insurance  and  indemnity
provisions  are  often a  condition  of an  individual's  willingness  to  serve  as a director of a Colorado  corporation.  The Colorado  Business  Corporation Act has, for
some time,  specifically  permitted  corporations  to provide  indemnity  and  procure insurance  for its  directors.  An  existing  Article  of the  Company's  Articles  of
Incorporation  presently  provides  for the  indemnification  of the  directors of the
Company.  However,  changes in the  market for  directors'  liability  insurance  have resulted in the  unavailability  for directors of many corporations from obtaining any meaningful  liability  insurance coverage.  Additionally,  insurance carriers have, in many  cases,  increased  premiums to such an extent  that the cost of  obtaining  such insurance  becomes  extremely  prohibitive.  Moreover,  current policies often exclude coverage  for areas where  service of qualified  directors  is most  needed.  The high cost and sometimes  unavailability  of meaningful  directors'  liability  insurance is attributable  to some  degree  to a number  of  factors  which  include,  among  other things, the granting of significant damage awards.

      Although  the  Company  has  obtained  an aggregate of  $2,000,000  of insurance coverage for the Company's directors, the  proposed addition  of Article  NINTH to the
Articles of Incorporation is designed to assure that the Company's  current  directors and its future directors are protected to at least the same extent  they  would  be if additional  insurance  coverage were made available.  Due to the fact that the Company is acting as a  self-insuror  for  amounts  in excess of  $2,000,000  with  respect to director  liability  coverage,  the  Company's  assets and equity are at risk if there should ever be a large  damage award for which the  directors of the Company  would be entitled to indemnification from the Company.

      Proposed  Article NINTH would protect the Company's  directors  against personal liability for breach of their  fiduciary  obligations to the Company,  including their duty of care.  Under  Colorado  law,  absent  the  adoption  of the  proposed  Article
NINTH,  directors of the Company would continue to be liable for negligent  violations of their fiduciary  duties.  If adopted by the  shareholders,  proposed  Article NINTH would absolve the directors of liability for  negligence in the  performance  of their duties,  including gross  negligence.  One of the principal effects of the adoption of the proposed  Article NINTH would be that the Company's  shareholders  would be giving up a cause of action  against a director of the Company for breach of fiduciary  duty, including  but not  limited  to a  breach  resulting  from  making  grossly  negligent
business  decisions   involving  takeover  proposals  for  the  Company.   In  effect,
directors  would not be required to prove that their  decisions  are  protected by the business  judgment  rule.  However,  directors  would  remain  liable for  breaches of their duty of  loyalty,  for any act of omission  not in good faith or which  involves intentional  misconduct  or a knowing  violation of law and for any  transaction  from which the  directors  derived an  improper  personal  benefit or for the  payment of a dividend in violation of the  Colorado  Business  Corporation  Act.  Furthermore,  the
proposed  Article  NINTH would not eliminate or limit  liability of directors  arising in connection with causes of action brought under the federal securities laws.

      While  the  proposed  Article  NINTH  provides  directors  of the  Company  with protection  from  damages for  breaches of their duty of care,  it does not  eliminate the directors'  duty of care.  Accordingly,  the proposed  Article NINTH would have no effect on the  availability of equitable  remedies such as an injunction or rescission based upon a director's  breach of the duty of care. As a practical  matter,  however, such  equitable  remedies  may be  inadequate.  Finally,  the proposed  Article  NINTH would  apply  only to claims  against a director  arising  out of his or her role as a director of the Company and would not apply,  if he or she is also an officer,  to his or her role as an officer or in any other  capacity  other than that of a director  of the Company.

      There has never been any litigation  involving the Company's  Board of Directors or its  individual  members in their  capacities  as  directors of the Company nor are such persons aware that any such litigation is threatened.

      The Board of Directors of the Company  believes  that the possible  inability of the Company to provide  additional  directors'  liability  insurance  at a  reasonable cost may in the future  have a  damaging  effect on the  Company's  ability to recruit and obtain highly  qualified  independent  directors.  Therefore,  the Company's Board of Directors  believes that the Company should take every step available,  such as the adoption of Article  NINTH,  to assure  that the  Company  will be able to attract the best  possible  directors in the future.  The  proposed  Article  NINTH is  consistent with the  Colorado  Business  Corporation  Act. The primary  purpose of Article  NINTH and the reason it is being  recommended for adoption by the  shareholders is to ensure that the  Company  will  continue  to be able to attract  individuals  of the  highest quality  and  ability  to serve as its  directors  and  officers.  In  addition,  each member of the Board of  Directors  of the  Company  has a personal  interest in seeing the limited  liability  provisions  contained in the proposed  Article  NINTH  adopted even  though,  as  explained  previously,  there  is  a  potential  detriment  to  the
Company's shareholders.

      The Company has been orally advised  that  Jimmy L.  Boswell, Darrell H. Hughes,
David L. Jackson,  David G. Lucas,  Wilhelm Giertsen and his wife, Mohammed I. Marafi,
Cognigen Corporation,  Telkiosk,  CTC and two  employees  Reginald W. Einkauf and John
D. Miller, intend to vote their total 23,846,069 shares, or approximately 50.7% of the shares entitled to be voted at the meeting, in favor of the adoption of a new  Article
NINTH of the Articles of Incorporation  of  the Company.  As a result, the new Article
NINTH should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS THAT THE  SHAREHOLDERS  VOTE FOR THE ADOPTION
OF A NEW ARTICLE  NINTH OF THE ARTICLES OF  INCORPORATION  OF THE COMPANY AS SET FORTH
ABOVE.

                                 PROPOSAL NUMBER FIVE

                   AUTHORIZATION OF BOARD OF DIRECTORS TO ADOPT AN
                      AMENDMENT TO THE ARTICLES OF INCORPORATION
     AT SUCH TIME AS THE BOARD OF DIRECTORS DEEMS IT APPROPRIATE TO EFFECTUATE A
    ONE-FOR-TWO, A ONE-FOR-THREE OR A NONE-FOR-FOUR REVERSE SPLIT OF THE COMPANY'S
  OUTSTANDING COMMON STOCK, THE EXACT REVERSE SPLIT TO BE DETERMINED BY THE BOARD OF
                               DIRECTORS OF THE COMPANY

      The Company's  common stock trades on the  Over-The-Counter  Bulletin Board. The
Company's  Board of Directors  believes  that it would be  beneficial  for the Company and its  shareholders  if the Company's  common stock is listed on the Nasdaq SmallCap
Market in the future.

      In order to be listed on the Nasdaq  SmallCap  Market,  the Company will have to meet several  requirements.  One of these  requirements  is that the common stock have a minimum  bid price of $4.00 per share.  As of  January  ___,  2001,  the closing bid price of the common  stock was $____ per share.  As a result,  the  Company,  based on the  recent bid price of the  Company's  common  stock,  would not be able to have its common stock eligible to be listed on the Nasdaq  SmallCap  Market without the Company effectuating  a reverse  split in a  sufficient  amount to attempt to assure  that the
Company's  common  stock  would have a minimum  bid price of at least $4.00 per share.
The Board of Directors  believes  that it is in the best  interests  of the  Company's shareholders  that the  Company's  common  stock be  included  on the Nasdaq  SmallCap
Market or  another  securities  trading  market  at a  strategic  time in the  future.
Accordingly,  in  anticipation  of such  strategic  time,  the Board of Directors  has requested  that the  shareholders  of the Company  authorize the Board of Directors to adopt an  amendment to the  Company's  Articles of  Incorporation  at such time as the
Board of Directors  deems it appropriate to effectuate a one-for-two,  a one-for-three or a  one-for-four  reverse  split of the Company's  outstanding  common stock in such manner as is deemed  necessary  by the Board of  Directors in order for the Company to be listed on the Nasdaq  SmallCap  Market or to obtain a listing  on  another  trading system of the NASD,  a national  securities  exchange  or another  securities  trading market  as  selected  by the  Board  of  Directors  in its  sole  discretion.  If such authority  is  provided  to the  Board  of  Directors,  it will  enable  the  Board of
Directors to effectuate a  one-for-two,  a  one-for-three  or a  one-for-four  reverse split  of the  Company's  outstanding  common  stock  without  further  action  by the shareholders  and enable the Company to  expeditiously  effectuate a reverse split for the  aforementioned  purposes.  Any fractional shares resulting from any reverse stock split will be rounded up to the next whole share.

      The Board of  Directors  further  believes  that the  relatively  low  per-share market price of the common stock may impair the  acceptability  of the common stock to
certain   institutional   investors  and  other  members  of  the  investing   public.
Theoretically,  the number of shares  outstanding  should not,  by itself,  affect the marketability  of the stock,  the type of investor  who  acquires it or the  Company's reputation  in the  financial  community.  In  practice  this is not  necessarily  the case, as certain  investors view low-priced  stock as unattractive  or, as a matter of policy,  are  precluded  from  purchasing  low-priced  shares.  In  addition,  certain brokerage  houses,  as a matter of  policy,  will not extend  margin  credit on stocks trading at low prices.  On the other hand,  certain  other  investors may be attracted to low-priced  stock because of the greater  trading  volatility  associated with such securities.

      The amount of a reverse split and the date when a reverse  split will occur,  if at all,  will be  determined  by the Board of  Directors in its sole  discretion.  The reverse  stock  split will  result in each  shareholder  of  record,  as of a specific record  date to be  determined  by the Board of  Directors,  owning a  proportionately smaller  number of shares with the end result  being that each  shareholder  maintains
the  proportionate   number  of  shares  in  the  Company's  common  stock  that  each shareholder  owned prior to such reverse  stock split.  For example,  with each of the following  numbers  used  for  hypothetical  purposes  only,  if a  shareholder  owned
1,000,000 shares of the 47,002,547  shares  outstanding on a record date determined by the  Board of  Directors,  and if the Board of  Directors  effectuates  a  one-for-two reverse split stock,  then  subsequent to the reverse  stock split,  such  shareholder would own 500,000  shares out of the 23,501,273  shares  outstanding.  Similarly,  the same  shareholder  would own 333,334  shares of the 15,667,515  shares  outstanding or
250,000  shares out of the  11,750,636  shares  outstanding  if the Board of Directors effectuates  a  one-for-three  or a  one-for-four  reverse  split,  respectively.  The shareholder would maintain the same percentage  ownership  interest in the outstanding common stock both prior to and  subsequent to the  hypothetical  reverse stock splits.
A reverse  stock split  effectuated  by the Board of  Directors  would not, by itself, result in any taxable distributions or any dilution to the shareholders.

      As  mentioned  above,  the closing bid price of the  Company's  common  stock on
January ___,  2001,  was  $____  per  share.   Assuming  the  Board of  Directors  had
effectuated a one-for-two  reverse split as of  January ___, 2001,  theoretically  the closing  price  that day  would  have  been  $____ per  share.  Assuming  the Board of
Directors had  effectuated a  one-for-three  reverse split or a  one-for-four  reverse split as of January  ___,  2001,  theoretically  the closing price that day would have been $____ or $____,  respectively.  The aforementioned are for illustration  purposes only.  There are no  assurances  that the  Company's  common stock would trade after a reverse  split at a price  directly  proportional  to the price that the common  stock traded at prior to the reverse  split.  In most cases,  the public  trading price of a security after a reverse split will be less than a price that is  proportional  to the price before the reverse split.

      The  Board  of  Directors  believes  that  giving  authority  to  the  Board  of
Directors to effectuate a  one-for-two,  a  one-for-three  or a  one-for-four  reverse split at such  time as the  Board of  Directors  deems it  appropriate  is in the best interests  of the  Company  and its  stockholders.  The  Board of  Directors  will not effectuate  any such reverse split with a view to, or in connection  with, any plan or purpose  of  effecting  a  transaction  specified  in Rule  13e-3  adopted  under  the
Securities Exchange Act of 1934.

      The  Company  has been  orally advised that Jimmy L. Boswell, Darrell H. Hughes,
David L. Jackson,  David G. Lucas,  Wilhelm Giertsen and his wife, Mohammed I. Marafi,
Cognigen Corporation, Telkiosk, CTC and two  employees  of a wholly  owned  subsidiary of  the  Company,  Reginald W.  Einkauf and John D. Miller, intend to vote their total
23,846,069  shares, or  approximately 50.7% of  the shares entitled to be voted at the meeting, in favor of the authorization of the Board of Directors to adopt an amendment to the  Articles of  Incorporation  to  effectuate a one-for-two, a one-for-three or a one-for-four reverse stock split. As a result, the proposal to authorize  the Board of
Directors  to adopt an  amendment  to the  Articles of  Incorporation  to effectuate a one-for-two, a one-for-three or a  one-for-four reverse stock split should be adopted.

      THE BOARD OF DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE IN FAVOR OF THE
AUTHORIZATION  OF THE BOARD OF  DIRECTORS  TO ADOPT AN  AMENDMENT  TO THE  ARTICLES OF
INCORPORATION  TO  EFFECTUATE,  A  ONE-FOR-TWO,  A  ONE-FOR-THREE  OR  A  ONE-FOR-FOUR
REVERSE STOCK SPLIT.

                                 PROPOSAL NUMBER SIX

     APPROVAL OF 2000 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN THAT RESERVES
              5,000,000 SHARES OF COMMON STOCK FOR THE GRANT OF OPTIONS

Summary

      The  Company's  Board of  Directors  is  recommending  the  adoption of the 2000
Incentive and  Nonstatutory  Stock Option Plan (the "2000  Plan").  A copy of the 2000
Plan is  attached  to this Proxy  Statement  as Exhibit  B. The  following  is a brief summary of the 2000 Plan,  which is qualified in its entirety by reference to Exhibit
B.

      Options  granted  under the 2000 Plan may be either  nonstatutory  stock options
("Nonstatutory  Options")  or  incentive  stock  options  ("Incentive  Options").  The
purpose  of  the  2000  Plan  is  to  advance  the  interests  of  the  Company,   its
shareholders  and its  subsidiaries  by encouraging  and enabling  selected  officers, directors,  employees and consultants of the Company, upon whose judgment,  initiative and  effort  the  Company  is  largely  dependent  for the  successful  conduct of its business,  to acquire and retain a  proprietary  interest in the Company by  ownership of its stock through the exercise of stock options.

Amount of Common Stock Subject to Options Under the 2000 Plan

      The 2000 Plan provides for the grant of stock  options  covering an aggregate of
5,000,000  shares of common stock.  The aggregate  5,000,000 shares of common stock is subject to  equitable  adjustments  for any stock  dividends,  stock  splits,  reverse
stock  splits,  combinations,   recapitalizations,   reclassifications  or  any  other
similar  changes  which may be  required  in order to  prevent  dilution.  Any  option which  is not  exercised  prior  to  expiration  or which  otherwise  terminates  will thereafter be available for further grant under the 2000 Plan.

Administration of the 2000 Plan

      The 2000 Plan may be  administered  by the Board of  Directors or by a committee appointed  by the Board of  Directors  consisting  of not fewer than two  non-employee members of the Board of Directors  (the  "Committee").  Subject to the  conditions set forth in the 2000 Plan,  the Board of  Directors or the  Committee  has full and final authority  to  determine  the  number  of  shares  represented  by  each  option,  the individuals  to whom and the time or times at which  options  will be  granted  and be exercisable,  their  exercise  prices and the terms and  provisions of the  respective agreements to be entered into at the time of grant,  which may vary.  The 2000 Plan is intended  to be  flexible  and a  significant  amount of  discretion  is vested in the
Board of Directors or the  Committee  with respect to all aspects of the options to be granted under the 2000 Plan.

Participants

      Nonstatutory  Options  may be  granted  under the 2000 Plan to any person who is or who agrees to become an officer,  director,  employee or  consultant of the Company or any of its  subsidiaries.  Incentive  Options  may be granted  only to persons  who
are employees of the Company or any of its  subsidiaries.  As of January   ___,  2001,
the Company and its subsidiaries  had  approximately  ___ employees.  The participants will  not be  required  to pay  any  sums  for the  granting  of  options,  but may be required to pay the Company for  extending  the options.  No Options have been granted under the 2000 Plan.

Exercise Price

      The  exercise  price of each  Nonstatutory  Option  granted  under the 2000 Plan will be  determined  by the Board of Directors or the  Committee.  The exercise  price of each  Incentive  Option granted under the 2000 Plan will be determined by the Board of  Directors  or the  Committee  and will in no event be less than 100%  (110% in the case of a person who owns  directly or  indirectly  more than 10% of the common stock)
of the fair  market  value of the  shares  of common  stock on the date of grant.  The payment  of the  exercise  price of an option  may be made in cash or shares of common stock, as more fully  described  under  "Exercise of Options".  Fair market value will be determined  by the Board of Directors or the Committee in accordance  with the 2000
Plan and such  determination  will be binding  upon the  Company  and upon the holder.
The closing price of the common stock on January ___, 2001 was $_____ per share.

Terms of Options

      Options  may be granted  for a term of up to 10 years (five years in the case of
Incentive  Options  granted to a person who owns directly or indirectly  more than 10%
of the Company's  outstanding  common stock),  which may extend beyond the term of the
2000 Plan.

Exercise of Options

      The terms  governing  the exercise of options  granted  under the 2000 Plan will be determined by the Board of Directors or the  Committee,  which may limit the number of options  exercisable  in any period.  Payment of the exercise  price upon  exercise of an option  may be made in any  combination  of cash and  shares  of  common  stock, including the automatic  application  of shares of common stock received upon exercise of an option to satisfy the exercise  price of  additional  options  (unless the Board of Directors or the  Committee  provides  otherwise).  Where payment is made in common stock,  such common  stock will be valued for such purpose at the fair market value of such shares on the date of exercise.

Nontransferability

      Incentive   Options  granted  under  the  2000  Plan  are  not  transferable  or assignable,  other than by will or the laws of descent and  distribution  and,  during
the   lifetime  of  the  holder,   options  are   exercisable   only  by  the  holder.
Nonstatutory Options do not have to contain restrictions on transferability.

Termination of Relationship

      Except  as the Board of  Directors  or the  Committee  may  expressly  determine otherwise,  if the holder of an Incentive  Option  ceases to be employed by or to have another  qualifying  relationship  (such as that of director)  with the Company or any of  its  subsidiaries  other  than  by  reason  of the  holder's  death  or  permanent disability,  all  Incentive  Options  granted to such holder  under the 2000 Plan will terminate  immediately,  except for Incentive  Options which were  exercisable  on the date of such  termination  of  relationship  which  Incentive  Options will  terminate three  months  after  the  date of  such  termination  of  relationship,  unless  such
Incentive  Options specify by their terms an earlier  expiration or termination  date.
In the event of the  death or  permanent  disability  of the  holder  of an  Incentive
Option,  options may be exercised  to the extent that the holder might have  exercised the  options  on the date of death or  permanent  disability  for a period of up to 12 months  following  the date of death or  permanent  disability,  unless by their terms the options expire before the end of such 12 month period.

Amendment and Termination of the 2000 Plan

      The  Board  of  Directors  may at any  time  and  from  time  to time  amend  or terminate  the 2000 Plan,  but may not,  without the approval of the  shareholders  of the Company  representing  a majority of the voting power  present at a  shareholder's meeting or represented and entitled to vote thereon,  or by unanimous  written consent of the  shareholders,  (i)  increase  the  maximum  number of  shares of common  stock subject  to  options  which  may be  granted  under  the  2000  Plan,  other  than  in connection with an equitable  adjustment,  (ii) change the class of employees eligible for Incentive  Options,  or (iii) make any material amendment under the 2000 Plan that must be approved by the Company's  shareholders  for the Board of Directors to be able to grant  Incentive  Options under the 2000 Plan. No amendment or  termination  of the
2000  Plan by the  Board  may alter or  impair  any of the  rights  under  any  option granted under the 2000 Plan without the holder's written consent.

Effective Date and Term of the 2000 Plan

      Options may be granted  under the 2000 Plan during its 10 year term,  which will commence on the date of the Meeting.

Material Federal Income Tax Consequences

      The following  discussion  of the federal  income tax  consequences  is based on the  Company's  belief  after  consultation  with  the  Company's  tax  advisors.  The
Company has not obtained an opinion from legal  counsel with respect to the  following matters.

      Incentive  Options.   The  Company  believes  that  with  respect  to  Incentive
Options  granted  under the 2000 Plan,  no income  generally  will be recognized by an optionee  for federal  income tax purposes at the time such an option is granted or at the time it is  exercised.  If the  optionee  makes no  disposition  of the  shares so received  within two years from the date the  Incentive  Options  was  granted and one year  from the  receipt  of the  shares  pursuant  to the  exercise  of the  Incentive
Option,  the optionee  will  generally  recognize  long term capital gain or loss upon the  disposition  of the shares of common stock issued upon  exercise of the Incentive
Option.

      If the optionee  disposes of shares of common  stock  acquired by exercise of an
Incentive  Option before the expiration of the applicable  holding period,  any amount realized from such a disqualifying  disposition  will be taxable as ordinary income in the year of  disposition  generally  to the extent  that the lesser of the fair market value of the shares of common  stock on the date the option was  exercised or the fair market value at the time of such  disposition  exceeds the exercise price.  Any amount realized upon such a  disposition  in excess of the fair market value of the shares of common stock on the date of exercise  generally  will be treated as long term or short term capital  gain,  depending on the holding  period of the shares.  A  disqualifying disposition  will include the use of shares of common stock  acquired upon exercise of an Incentive  Option in  satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

      The Company will not be allowed a deduction  for federal  income tax purposes at the  time  of  the  grant  or  exercise  of an  Incentive  Option.  At the  time  of a disqualifying  disposition  by  an  optionee,  the  Company  will  be  entitled  to  a deduction  for  federal  income  tax  purposes  equal  to the  amount  taxable  to the optionee  as  ordinary  income  in  connection  with  such  disqualifying  disposition
(assuming that such amount constitutes reasonable compensation).

      Nonstatutory  Options.  The Company  believes  that the grant of a  Nonstatutory
Option  under  the  2000  Plan  will  not be  subject  to  federal  income  tax.  Upon exercise,  the optionee  generally will  recognize  ordinary  income,  and the Company will be  entitled  to a  corresponding  deduction  for  federal  income  tax  purposes
(assuming that such  compensation is reasonable),  in an amount equal to the excess of the fair market value of the shares of common  stock on the date of exercise  over the exercise  price.  Gain or loss  on the  subsequent  sale of  shares  of  common  stock received on exercise of a  Nonstatutory  Option  generally  will be long term or short term capital gain or loss, depending on the holding period of the shares.

      The  Company  has been  orally advised that Jimmy L. Boswell, Darrell H. Hughes,
David L. Jackson,  David G. Lucas,  Wilhelm Giertsen and his wife, Mohammed I. Marafi,
Cognigen  Corporation,  Telkiosk,  CTC and two  employees  of the Company, Reginald W.
Einkauf  and  John  D. Miller  intend  to vote  their  total  23,846,069  shares,  or approximately 50.7% of the shares entitled to be voted at the meeting, in favor of the approval of the 2000 Incentive and Nonstatutory  Stock  Option  Plan. As a result, the
2000 Incentive and Non-statutory Stock Option Plan should be approved.

      THE BOARD OF DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE FOR THE APPROVAL OF
THE 2000 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN.

                                SHAREHOLDER PROPOSALS

      Proposals of  shareholders  intended to be presented at the next Annual  Meeting of  Shareholders  must be received by the Company  within a  reasonable  time prior to the time the Company begins to print and mail the proxy materials for such Meeting.

                               SOLICITATION OF PROXIES

      The cost of soliciting  proxies,  including  the cost of  preparing,  assembling and  mailing  this  proxy  material  to  shareholders,  will be borne by the  Company.
Solicitations  will be made only by use of the mails,  except  that,  if  necessary to
obtain  a  quorum,   officers   and  regular   employees   of  the  Company  may  make
solicitations  of proxies by telephone or electronic  facsimile or by personal  calls.
Brokerage  houses,  custodians,  nominees and fiduciaries will be requested to forward the proxy  soliciting  material to the beneficial  owners of the Company's shares held of record by such persons and the Company will  reimburse  them for their  charges and expenses in this connection.

                                    OTHER BUSINESS

      The  Company's  Board of Directors  does not know of any matters to be presented at the  Meeting  other  than the  matters  set forth  herein.  If any  other  business should come before the Meeting,  the persons  named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    DAVID L. JACKSON, SECRETARY

Seattle, Washington
January ___, 2001

                                          PRELIMINARY COPY

                                        PROXY

                               COGNIGEN NETWORKS, INC.
                      PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR THE SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD FEBRUARY ___, 2001

      The undersigned  hereby  constitutes and appoints Darrell H. Hughes and David L.
Jackson,  and  each of  them,  the  true  and  lawful  attorneys  and  proxies  of the undersigned  with full power of  substitution  and  appointment,  for and in the name, place and stead of the  undersigned,  to act for and to vote all of the  undersigned's shares of $0.001 par value common stock ("common  stock") of Cognigen  Networks,  Inc, a Colorado  corporation  (the "Company") at the Special  Meeting of Shareholders  (the
"Meeting")  to be held in the Special  Events Room on the Second  Floor,  7001 Seaview
Avenue,  NW, Seattle,  Washington  98117, on __________, February ___,  2001, at 10:00
a.m., Pacific Time, and at all adjournment(s) thereof for the following purposes:

      (1)   adoption  of  an   amendment   to  Article   THIRD  of  the   Articles  of
Incorporation  of the  Company  to  delete  any  reference  contained  in the  current
Article  THIRD to an area of business  in which the  Company no longer  engages and to change the wording of the  provision  in the current  Article  THIRD that confers upon
the  Company  all  of  the  rights,   powers  and  privileges  conferred  on  Colorado
corporations;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (2)   adoption  of  an   amendment   to  Article   FOURTH  of  the  Articles  of
Incorporation  of the Company  which,  among other things,  increases  the  authorized shares of common stock of the Company from  50,000,000  shares to  300,000,000  shares of $0.001 par value  common  stock and  authorizes  20,000,000  shares of no par value preferred stock;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (3)   adoption  of an  amendment  to Section  (d)(ii)  of Article  EIGHTH of the
Articles  of  Incorporation  of the  Company to change the vote  required to amend the
Articles of Incorporation to a majority of a quorum;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (4)   adoption of a new Article  NINTH of the Articles of  Incorporation  of the
Company  which limits the  liability of the  directors  of the Company  under  certain circumstances;

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (5)   approval  of a  proposal  to  authorize  the  Board  of  Directors  of the
Company to adopt an  amendment  to the  Company's  Articles of  Incorporation  at such time as the Board of Directors  deems it appropriate  to effectuate a  one-for-two,  a one-for-three  or a  one-for-four  reverse split of the Company's  outstanding  common stock,  the exact  reverse  split to be  determined  by the Board of  Directors of the
Company; and

                                    [  ]  FOR
                                    [  ]  AGAINST
                                    [  ]  ABSTAIN

      (6)   approval of the 2000 Incentive and Nonstatutory Stock Option Plan.

                                    [  ] FOR
                                    [  ] AGAINST
                                    [  ] ABSTAIN

      The undersigned  hereby revokes any proxies as to said shares  heretofore  given by the  undersigned  and ratifies and  confirms  all that said  attorneys  and proxies lawfully may do by virtue hereof.

      THE  SHARES  REPRESENTED  BY  THIS  PROXY  WILL BE  VOTED  AS  SPECIFIED.  IF NO
SPECIFICATION  IS MADE,  THEN THE  SHARES  REPRESENTED  BY THIS PROXY WILL BE VOTED AT
THE MEETING FOR THE ITEMS LISTED ABOVE.

      The  undersigned  hereby  acknowledges  receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement furnished therewith.

Dated and Signed:  ______________, 2001

                              Signature(s)  should  agree with the  name(s)  stenciled
                              hereon. Executors,  administrators,  trustee,  guardians
                              and   attorneys   should  so  indicate   when   signing.
                              Attorneys should submit powers of attorney.